Fees Summary	Oct. 14, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 12,420,000.00
Previously Paid Amount	1,760.65
Total Fee Amount	1,715.20
Total Offset Amount	0
Net Fee	$ 0